                                                                    EXHIBIT 99.2


                    IN THE UNITED STATES BANKRUPTCY COURT
                    FOR THE NORTHER DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2002


    BEGINNING BALANCE IN ALL ACCOUNTS                                     $9,800,963.97

    RECEIPTS:
         1. Receipts from Operations                                      $          --
             Receipts from Operations (Received by Parent)                $          --
         2. Other Receipts                                                $   17,364.34
             Other receipts (Received by Parent or Affiliates)            $          --
                                                                          -------------

    TOTAL RECEIPTS                                                        $   17,364.34
    Less:  Receipts received by Parent or Affiliates                      $          --
                                                                          -------------
    ADJUSTED TOTAL RECEIPTS                                               $   17,364.34

    DISBURSEMENTS
         3. Net Payroll
             a. Officers                                                  $          --
             b. Others                                                    $          --
         4. Taxes
             a. Federal Income Taxes                                      $          --
             b. FICA Withholdings                                         $          --
             c. Employee's withholdings                                   $          --
             d. Employer's FICA                                           $          --
             e. Federal Unemployment Taxes                                $          --
             f. State Income Tax                                          $          --
             g. State Employee withholdings                               $          --
             h. All other state taxes                                     $          --

         5. Necessary Expenses
             a. Rent or mortgage payment(s)                               $   30,412.76
             b. Utilities                                                 $          --
             c. Insurance                                                 $          --
             d. Merchandise bought for manufacture or sell                $          --
             e. Other necessary expenses
                 Office Supplies & Expenses                               $      575.72
                 Other                                                    $          --
                                                                          -------------

    TOTAL DISBURSEMENTS                                                   $   30,988.48
    Less:  Disbursements made by Parent or Affiliates                     $  (30,988.48)
                                                                          -------------
    ADJUSTED TOTAL DISBURSEMENTS                                          $          --
                                                                          -------------
    NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                   $   17,364.34

    NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                $          --
                                                                          -------------
    ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130             $9,818,328.31
                                                                          -------------
    ENDING BALANCE IN ALL ACCOUNTS                                        $9,818,328.31
                                                                          =============


                            OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130


DATE RECEIVED               DESCRIPTION                                           AMOUNT
-------------               -----------                                         ----------
  1/31/2002               Interest Received                                     $17,364.34
                                                                                ----------
                                                        Total WATP Receipts     $17,364.34
                                                                                ==========


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                     For the Month Ending: January 31, 2002


STATEMENT OF INVENTORY
    Beginning Inventory                              $ --
    Add: purchases                                   $ --
    Less: goods sold                                 $ --
                                                     ----
    Ending inventory                                 $ --
                                                     ====

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                    $ --
    Payroll taxes due but unpaid                     $ --


              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                               DATE REGULAR          AMOUNT OF             NUMBER OF               AMOUNT OF
    NAME OF CREDITOR/LESSOR                   PAYMENT IS DUE      REGULAR PAYMENT     PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
    -----------------------                   --------------      ---------------     -------------------     ------------------

North Atlanta Realty                             Monthly           $28,021.13                --                   $      --
GE Capital (Copier Lease)                        Monthly           $   575.72                --                   $      --
Toshiba Easy Lease (Fax)                         Monthly           $    84.41                 6                   $  506.46
Toshiba Easy Lease (Fax)                         Monthly           $    35.11                 6                   $  210.66
GE Capital (Copier/Fax Lease)                    Monthly           $   612.83                 6                   $3,676.98
Ascom/Hasler (Postage Meter)                    Quarterly          $   181.15                --                   $      --
Ascom/Hasler (Postage Meter)                    Quarterly          $   719.04                 1                   $  719.04
Imperial Business Credit (Postage Meter)        Quarterly          $   497.83                 1                   $  497.83


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                     For the Month Ending: January 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                     3RD PARTY               INTERCOMPANY                  TOTAL
                                                      --------------            --------------            --------------

    Beginning of month balance                        $13,784,926.62            $15,068,212.06            $28,853,138.68
    Add: sales on account                             $           --            $           --            $           --
       expenses paid for affiliate                    $           --            $           --            $           --
       cash advanced to affiliate                     $           --            $           --            $           --
    Less: collections                                 $           --            $           --            $           --
                                                      --------------            --------------            --------------
    End of month balance                              $13,784,926.62            $15,068,212.06            $28,853,138.68
                                                      ==============            ==============            ==============


0-30 Days         31-60 Days              61-90 Days             Over 90 Days         End of Month Total
---------         ----------              ----------            --------------        ------------------
 $  --             $  --                    $  --               $13,784,926.62          $13,784,926.62


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
                                                       3RD PARTY              INTERCOMPANY             TOTAL
                                                       ----------             ------------           -----------

    Beginning of month balance                         $ 37,455.99            $260,400.67            $297,856.66
    Add: sales on account                              $ 29,886.82            $        --            $ 29,886.82
       Cash received on behalf of Affiliate            $        --            $        --            $        --
       Cash received from Affiliate                    $        --            $        --            $        --
    Less: payments                                     $(30,988.48)           $ 30,988.48            $        --
                                                       -----------            -----------            -----------
    End of month balance                               $ 36,354.33            $291,389.15            $327,743.48
                                                       ===========            ===========            ===========


 0-30 Days              31-60 Days                    61-90 Days              Over 90 Days          End of Month Total
----------              ----------                    ----------              ------------          ------------------
$30,784.49               $754.35                       $754.35                 $4,061.14                $36,354.33


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                     For the Month Ending: January 31, 2002

                               TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.  Federal income taxes               Yes [X]                No [ ]

         2.  FICA withholdings                  Yes [X]                No [ ]

         3.  Employee's withholdings            Yes [X]                No [ ]

         4.  Employer's FICA                    Yes [X]                No [ ]

         5.  Federal unemployment taxes         Yes [X]                No [ ]

         6.  State income tax                   Yes [X]                No [ ]

         7.  State employee withholdings        Yes [X]                No [ ]

         8.  All other state taxes                     See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                             /s/ Henry C. Lyon
                                             ----------------------------------
                                             For the Debtor In Possession

                                             Henry C. Lyon
                                             Designated Officer


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: February 28, 2002


    BEGINNING BALANCE IN ALL ACCOUNTS                                     $9,818,328.31

    RECEIPTS:
         1. Receipts from Operations                                      $          --
             Receipts from Operations (Received by Parent)                $    5,000.00
         2. Other Receipts                                                $   15,625.15
             Other receipts (Received by Parent or Affiliates)            $          --
                                                                          -------------

    TOTAL RECEIPTS                                                        $   20,625.15
    Less:  Receipts received by Parent or Affiliates                      $   (5,000.00)
                                                                          -------------
    ADJUSTED TOTAL RECEIPTS                                               $   15,625.15

    DISBURSEMENTS
         3. Net Payroll
             a. Officers                                                  $          --
             b. Others                                                    $          --
         4. Taxes
             a. Federal Income Taxes                                      $          --
             b. FICA Withholdings                                         $          --
             c. Employee's withholdings                                   $          --
             d. Employer's FICA                                           $          --
             e. Federal Unemployment Taxes                                $          --
             f. State Income Tax                                          $          --
             g. State Employee withholdings                               $          --
             h. All other state taxes                                     $          --

         5. Necessary Expenses
             a. Rent or mortgage payment(s)                               $   29,137.76
             b. Utilities                                                 $          --
             c. Insurance                                                 $          --
             d. Merchandise bought for manufacture or sell                $          --
             e. Other necessary expenses
                 Office Supplies & Expenses                               $      749.06
                 Other                                                    $          --
                                                                          -------------

    TOTAL DISBURSEMENTS                                                   $   29,886.82
    Less:  Disbursements made by Parent or Affiliates                     $  (29,886.82)
                                                                          -------------
    ADJUSTED TOTAL DISBURSEMENTS                                          $          --
                                                                          -------------
    NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                   $   15,625.15

    NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                $          --
                                                                          -------------
    ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130             $9,833,953.46
                                                                          -------------
    ENDING BALANCE IN ALL ACCOUNTS                                        $9,833,953.46
                                                                          =============


                            OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                    For the Month Ending: February 28, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130


DATE RECEIVED                 DESCRIPTION                                          AMOUNT
-------------                 -----------                                        ----------
  2/28/2002                Interest Received                                     $15,625.15
                                                                                 ----------
                                                         Total WATP Receipts     $15,625.15
                                                                                 ==========


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                    For the Month Ending: February 28, 2002


STATEMENT OF INVENTORY
    Beginning Inventory                            $ --
    Add: purchases                                 $ --
    Less: goods sold                               $ --
                                                   ----
    Ending inventory                               $ --
                                                   ====

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                  $ --
    Payroll taxes due but unpaid                   $ --


              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                                DATE REGULAR          AMOUNT OF              NUMBER OF               AMOUNT OF
   NAME OF CREDITOR/LESSOR                     PAYMENT IS DUE       REGULAR PAYMENT      PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
   -----------------------                     --------------       ---------------      -------------------    -------------------

                                                                                                                <C.
North Atlanta Realty                              Monthly               $28,021.13               --                 $      --
GE Capital (Copier Lease)                         Monthly               $   575.72               --                 $      --
Toshiba Easy Lease (Fax)                          Monthly               $    84.41                6                 $  506.46
Toshiba Easy Lease (Fax)                          Monthly               $    35.11                6                 $  210.66
GE Capital (Copier/Fax Lease)                     Monthly               $   612.83                6                 $3,676.98
Ascom/Hasler (Postage Meter)                     Quarterly              $   181.15               --                 $      --
Ascom/Hasler (Postage Meter)                     Quarterly              $   719.04                1                 $  719.04
Imperial Business Credit (Postage Meter)         Quarterly              $   497.83                1                 $  497.83


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                    For the Month Ending: February 28, 2002


STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                     3RD PARTY                INTERCOMPANY                 TOTAL
                                                      --------------             --------------            --------------
    Beginning of month balance                        $13,784,926.62             $15,068,212.06            $28,853,138.68
    Add: sales on account                             $           --             $           --            $           --
       expenses paid for affiliate                    $           --             $           --            $           --
       cash advanced to affiliate                     $           --             $           --            $           --
    Less: collections                                 $    (5,000.00)            $     5,000.00            $           --
                                                      --------------             --------------            --------------
    End of month balance                              $13,779,926.62             $15,073,212.06            $28,853,138.68
                                                      ==============             ==============            ==============


0-30 Days            31-60 Days              61-90 Days             Over 90 Days          End of Month Total
---------            ----------              ----------            --------------         ------------------
 $ --                  $ --                    $  --               $13,779,926.62           $13,779,926.62


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)


                                                       3RD PARTY             INTERCOMPANY               TOTAL
                                                       ----------            ------------            -----------

    Beginning of month balance                         $ 36,354.33            $291,389.15            $327,743.48
    Add: sales on account                              $ 29,713.48            $        --            $ 29,713.48
       Cash received on behalf of Affiliate            $        --            $        --            $        --
       Cash received from Affiliate                    $        --            $        --            $        --
    Less: payments                                     $(29,886.82)           $ 29,886.82            $        --
                                                       -----------            -----------            -----------
    End of month balance                               $ 36,180.99            $321,275.97            $357,456.96
                                                       ===========            ===========            ===========


 0-30 Days          31-60 Days             61-90 Days           Over 90 Days          End of Month Total
----------          ----------             ----------           ------------          ------------------
$29,137.76           $754.35                $754.35              $5,534.53               $36,180.99


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                    For the Month Ending: February 28, 2002

                               TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.  Federal income taxes                Yes [X]             No [ ]

         2.  FICA withholdings                   Yes [X]             No [ ]

         3.  Employee's withholdings             Yes [X]             No [ ]

         4.  Employer's FICA                     Yes [X]             No [ ]

         5.  Federal unemployment taxes          Yes [X]             No [ ]

         6.  State income tax                    Yes [X]             No [ ]

         7.  State employee withholdings         Yes [X]             No [ ]

         8.  All other state taxes                   See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                             /s/ Henry C. Lyon
                                             ----------------------------------
                                             For the Debtor In Possession

                                             Henry C. Lyon
                                             Designated Officer


                            OPERATING REPORT Page 6

                       IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHER DISTRICT OF ILLINOIS
                                 EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                  $  9,833,953.46

RECEIPTS:
     1. Receipts from Operations                                                   $            --
         Receipts from Operations (Received by Parent)                             $      5,000.00
     2. Other Receipts                                                             $     13,104.90
         Other receipts (Received by Parent or Affiliates)                         $     50,000.00
                                                                                   ---------------

TOTAL RECEIPTS                                                                     $     68,104.90
Less:  Receipts received by Parent or Affiliates                                   $    (55,000.00)
                                                                                   ---------------
ADJUSTED TOTAL RECEIPTS                                                            $     13,104.90

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                               $            --
         b. Others                                                                 $            --
     4. Taxes
         a. Federal Income Taxes                                                   $            --
         b. FICA Withholdings                                                      $            --
         c. Employee's withholdings                                                $            --
         d. Employer's FICA                                                        $            --
         e. Federal Unemployment Taxes                                             $            --
         f. State Income Tax                                                       $            --
         g. State Employee withholdings                                            $            --
         h. All other state taxes                                                  $            --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                            $     29,137.76
         b. Utilities                                                              $            --
         c. Insurance                                                              $            --
         d. Merchandise bought for manufacture or sell                             $            --
         e. Other necessary expenses
            Office Supplies & Expenses                                             $        575.72
            Other                                                                  $        275.00
                                                                                   ---------------
TOTAL DISBURSEMENTS                                                                $     29,988.48
Less:  Disbursements made by Parent or Affiliates                                  $    (29,988.48)
                                                                                   ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $            --
                                                                                   ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $     13,104.90

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                             $            --
                                                                                   ---------------
ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                          $  9,847,058.36
                                                                                   ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                     $  9,847,058.36
                                                                                   ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

     DATE RECEIVED                         DESCRIPTION                              AMOUNT
     -------------                         -----------                              ------
       3/26/2002         Interest Received                                       $ 13,104.90
                                                                                 -----------
                                                      Total WATP Receipts        $ 13,104.90
                                                                                 ===========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                      For the Month Ending: March 31, 2002


STATEMENT OF INVENTORY

    Beginning Inventory                                   $     --
    Add: purchases                                        $     --
    Less: goods sold                                      $     --
                                                          --------
    Ending inventory                                      $     --
                                                          ========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                         $     --
    Payroll taxes due but unpaid                          $     --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                            DATE REGULAR         AMOUNT OF              NUMBER OF               AMOUNT OF
            NAME OF CREDITOR/LESSOR        PAYMENT IS DUE     REGULAR PAYMENT     PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
            -----------------------        --------------     ---------------     -------------------      -------------------
North Atlanta Realty                          Monthly           $28,021.13                --                    $      --
GE Capital (Copier Lease)                     Monthly           $   575.72                --                    $      --
Toshiba Easy Lease (Fax)                      Monthly           $    84.41                 6                    $  506.46
Toshiba Easy Lease (Fax)                      Monthly           $    35.11                 6                    $  210.66
GE Capital (Copier/Fax Lease)                 Monthly           $   612.83                 6                    $3,676.98
Ascom/Hasler (Postage Meter)                 Quarterly          $   181.15                --                    $      --
Ascom/Hasler (Postage Meter)                 Quarterly          $   719.04                 1                    $  719.04
Imperial Business Credit (Postage Meter)     Quarterly          $   497.83                 1                    $  497.83



                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                      For the Month Ending: March 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                              3RD PARTY             INTERCOMPANY             TOTAL
                                                               --------------         --------------        --------------
                    Beginning of month balance                 $13,779,926.62         $15,073,212.06        $28,853,138.68
                    Add: sales on account                      $           --         $           --        $           --
                         expenses paid for affiliate           $           --         $           --        $           --
                         cash advanced to affiliate            $           --         $           --        $           --
                    Less: collections                          $    (5,000.00)        $    55,000.00        $    50,000.00
                                                               --------------         --------------        --------------
                    End of month balance                       $13,774,926.62         $15,128,212.06        $28,903,138.68
                                                               ==============         ==============        ==============

0-30 Days                        31-60 Days                    61-90 Days             Over 90 Days        End of Month Total
---------                        ----------                    ----------             ------------        ------------------
 $   --                           $    --                        $   --              $13,774,926.62         $13,774,926.62


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                  3RD PARTY             INTERCOMPANY             TOTAL
                                                                --------------         --------------        --------------
                    Beginning of month balance                  $    36,180.99         $   321,275.97        $   357,456.96
                    Add: sales on account                       $       850.72         $           --        $       850.72
                         Cash received on behalf of Affiliate   $           --         $           --        $           --
                         Cash received from Affiliate           $           --         $           --        $           --
                    Less: payments                              $   (29,988.48)        $    29,988.48        $           --
                                                                --------------         --------------        --------------
                    End of month balance                        $     7,043.23         $   351,264.45        $   358,307.68
                                                                ==============         ==============        ==============

0-30 Days                        31-60 Days                    61-90 Days             Over 90 Days        End of Month Total
---------                        ----------                    ----------             ------------        ------------------
 $   --                            $    --                      $ 754.35               $ 6,288.88             $ 7,043.23



                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                      For the Month Ending: March 31, 2002


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                     Yes (X)                         No ( )

       2.        FICA withholdings                        Yes (X)                         No ( )

       3.        Employee's withholdings                  Yes (X)                         No ( )

       4.        Employer's FICA                          Yes (X)                         No ( )

       5.        Federal unemployment taxes               Yes (X)                         No ( )

       6.        State income tax                         Yes (X)                         No ( )

       7.        State employee withholdings              Yes (X)                         No ( )

       8.        All other state taxes                         See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                                /S/ Henry C. Lyon
                                               --------------------------------
                                               For the Debtor In Possession

                                               Henry C. Lyon
                                               Designated Officer




                            OPERATING REPORT Page 6